Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1)             Registration Statement (Form S-8 No. 333-52992) pertaining to the Fluor Corporation 2000 Executive Performance Incentive Plan and the Fluor Corporation 2000 Restricted Stock Plan for Non-Employee Directors,

2)             Registration Statement (Form S-8 No. 333-63868) pertaining to the Fluor Daniel Craft Employees 401(k) Retirement Plan,

3)             Registration Statement (Form S-8 No. 333-63870) pertaining to the Fluor Corporation Salaried Employees’ Savings Investment Plan,

4)             Registration Statement (Form S-8 No. 333-63872) pertaining to the TRS 401(k) Retirement Plan,

5)             Registration Statement (Form S-8 No. 333-63858) pertaining to the AMECO and Subsidiaries Salaried Employees 401(k) Retirement Plan,

6)             Registration Statement (Form S-8 No. 333-63860) pertaining to the DMIS, Inc. Nissan Maintenance Project Retirement & Savings Plan,

7)             Registration Statement (Form S-8 No. 333-63862) pertaining to the Fluor Corporation Employees’ Performance Plan,

8)             Registration Statement (Form S-8 No. 333-63864) pertaining to the TRS Salaried Employees’ 401(k) Retirement Plan,

9)             Registration Statement (Form S-8 No. 333-67000) pertaining to the 2001 Key Employee Performance Incentive Plan,

10)      Registration Statement (Form S-8 No. 333-84790) pertaining to the Fluor Executive Deferred Compensation Program,

11)      Registration Statement (Form S-8 No. 333-105308) pertaining to the Fluor Corporation 2003 Executive Performance Incentive Plan,

12)      Registration Statement (Form S-8 No. 333-105309) pertaining to the Fluor Corporation Deferred Directors’ Fees Program,

13)      Registration Statement (Form S-8 No. 333-120374) pertaining to the TRS 401(k) Retirement Plan,

14)      Registration Statement (Form S-8 No. 333-120372) pertaining to the Fluor Corporation Salaried Employees’ Savings Investment Plan,

15)      Registration Statement (Form S-8 No. 333-115080) pertaining to the Fluor Corporation 2000 Restricted Stock Plan for Non-Employee Directors,

16)      Registration Statement (Form S-8 No. 333-148269) pertaining to the Fluor 409A Executive Deferred Compensation Program,

17)      Registration Statement (Form S-8 No. 333-148270) pertaining to the Fluor Corporation 409A Deferred Directors’ Fees Program,

18)      Registration Statement (Form S-8 No. 333-148278) pertaining to the Fluor Executive Deferred Compensation Program,

19)      Registration Statement (Form S-8 No. 333-150549) pertaining to the TRS 401(k) Retirement Plan,

20)      Registration Statement (Form S-8 No. 333-150550) pertaining to the Fluor Corporation Employees’ Savings Investment Plan,

21)      Registration Statement (Form S-8 No. 333-150857) pertaining to the Fluor Corporation 2008 Executive Performance Incentive Plan,

22)      Registration Statement (Form S-8 No. 333-168411) pertaining to the Fluor Corporation Employees’ Savings Investment Plan,

23)      Registration Statement (Form S-8 No. 333-188379) pertaining to the Fluor Corporation Amended and Restated 2008 Executive Performance Incentive Plan,

24)      Registration Statement (Form S-8 No. 333-195613) pertaining to the Fluor Corporation 2014 Restricted Stock Plan for Non-Employee Directors,

25)      Registration Statement (Form S-8 No. 333-217653) pertaining to the Fluor Corporation 2017 Performance Incentive Plan, and

26)      Registration Statement (Form S-3 No. 333-205965) and related Prospectus of Fluor Corporation pertaining to the registration of its debt securities, common stock, preferred stock, and warrants;

of our report dated February 20, 2018 (except for Note 17, as to which the date is August 2, 2018), with respect to the consolidated financial statements of Fluor Corporation included in this Current Report on Form 8-K dated August 2, 2018 and our report dated February 20, 2018, with respect to the effectiveness of internal control over financial reporting of Fluor Corporation included in its Annual Report (Form 10-K) of Fluor Corporation for the year ended December 31, 2017.

/s/ Ernst & Young LLP

Dallas, Texas
August 2, 2018